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                                                                    Exhibit 21.1

                      FISHER SCIENTIFIC INTERNATIONAL INC.
                           Worldwide Subsidiary List





                                                                                              Percentage        State/Country
Name                                                                                          Ownership         Incorporation
-----------------------------------------------------------------------------------------------------------------------------------
ALCHEMATRIX, INC.                                                                              100              Delaware
      Fisher Internet Minority Holdings L.L.C.                                                 100              Delaware
ALCHEMATRIX LLC                                                                                100              Delaware
      Einstein's Garage LLC                                                                    100              Delaware
APPLIED SCIENTIFIC CORPORATION                                                                 100              California
COLUMBIA DIAGNOSTICS, INC.                                                                     100              Delaware
FISHER HAMILTON L.L.C.                                                                         100              Delaware
      Epoxyn Products L.L.C.                                                                   100              Delaware
      Systems Manufacturing Corporation                                                        100              Delaware
      Fisher Alder S.A. de C.V.                                                               0.01              Mexico
FISHER SCIENTIFIC BRAZIL INC.                                                                  100              Delaware
FISHER SCIENTIFIC CENTRAL AMERICA INC.                                                         100              Delaware
FISHER SCIENTIFIC CHILE INC.                                                                   100              Delaware
      Consultores Fisher Scientific Chile Ltd.                                                  50              Chile
FISHER SCIENTIFIC COLOMBIA INC.                                                                100              Delaware
MIMOTOPES PTY LIMITED                                                                          100              Australia
      Mimotopes (UK) Ltd.                                                                      100              U. Kingdom
      Mimotopes France SARL                                                                    100              France

FISHER SCIENTIFIC COMPANY L.L.C.                                                               100              Delaware
      Biochemical Sciences LLC                                                                 100              Delaware
      Fisher Clinical Services Inc.                                                            100              Pennsylvania
           Cole-Parmer Instrument Company                                                      100              Illinois
               Cole-Parmer Instrument Company Limited                                          100              United Kingdom
               Eutech Instruments Pte Ltd                                                      100              Singapore
                   Eutech Instruments Europe B.V.                                               70              Netherlands
                   Eutech Instruments Sdn Bhd                                                  100              Malaysia
           Labcor Technical Sales, Inc.                                                        100              Ontario
           Specialty Motors Inc.                                                               100              California
           Schantz Road LLC                                                                    100              Pennsylvania
      Fisher Scientific Canada Holdings Inc.                                                   100              Delaware
           Fisher Scientific Worldwide Holdings C.V.                                       23.6989              Netherlands
      Fisher Scientific de Mexico, S.A.                                                        100              Mexico
      FSC Sub, Inc.                                                                            100              Massachusetts
      Medical Analysis Systems, Inc.                                                           100              Delaware
           Medical Analysis Systems International, Inc.                                        100              California
           Medical Diagnostics Systems, Inc.                                                   100              California
      MexLab, S.A. (2)                                                                          40              Mexico
           LabStore de Mexico, S.A. (2)                                                         51              Mexico
      LabStore de Mexico, S.A.                                                                  49              Mexico
      United Diagnostics, Inc.                                                                 100              Delaware


FISHER SCIENTIFIC GMBH                                                                        93.4              Germany
      Fisher Scientific, spol.s.r.o.                                                            67              Czech Rep.
FISHER SCIENTIFIC LATIN AMERICA INC.                                                           100              Delaware
FISHER SCIENTIFIC MEXICO INC.                                                                  100              Delaware
      Fisher Alder S.A. de C.V.                                                              99.99              Mexico
      Fisher Scientific Mexicana, S.A. de C.V                                                  100              Mexico
           Casa Rocas, S. de R.L. de C.V.                                                    99.99              Mexico

                      FISHER SCIENTIFIC INTERNATIONAL INC.
                           Worldwide Subsidiary List


                                                                                              Percentage        State/Country
Name                                                                                          Ownership         Incorporation
-----------------------------------------------------------------------------------------------------------------------------------
FISHER SCIENTIFIC MIDDLE EAST AND AFRICA, INC.                                                 100              Delaware
      Fisher Scientific Middle East and Africa L.L.C.                                          100              Egypt
FISHER SCIENTIFIC OPERATING COMPANY                                                            100              Delaware
FISHER SCIENTIFIC PERU INC.                                                                    100              Delaware
FISHER SCIENTIFIC VENEZUELA INC.                                                               100              Delaware
FSI RECEIVABLES CORP.                                                                          100              Delaware
GOLDEN WEST INDEMNITY COMPANY LIMITED                                                          100              Bermuda
NEW FS HOLDINGS INC.                                                                           100              Delaware
      Hangar 215, Inc.                                                                         100              Delaware


FISHER SCIENTIFIC WORLDWIDE INC.                                                               100              Delaware
      Consultores Fisher Scientific Chile Ltd.                                                  50              Chile
      Casa Rocas, S. de R.L. de C.V.                                                          0.01              Mexico
      Fisher Scientific Holding Company                                                        100              Delaware
           Fisher Scientific Holding HK Limited                                               0.01              Hong Kong
           Fisher Scientific (Hong Kong) Limited                                              0.01              Hong Kong
           Fisher Scientific Holdings (M) Sdn Bhd                                              100              Malaysia
               Bumi-Sains Sendirian Berhad (1)                                                 100              Malaysia
               Fisher Scientific (M) Sdn Bhd                                                    90              Malaysia
               General Scientific Company Snd Bhd (4)                                           86              Malaysia
                   Fisher CW Medical Sdn Bhd                                                   100              Malaysia
                   Fisher Scientific Consultancy Sdn Bhd                                       100              Malaysia
                   Fisher Scientific (M) Sdn Bhd                                                10              Malaysia
           Fisher Scientific Holdings (S) Pte Ltd                                              100              Singapore
               Fisher Scientific Pte Ltd                                                       100              Singapore
                   Fisher Scientific (Sea) Pte. Ltd.                                           100              Singapore
                   Fisher Genetics Asia Pte Ltd                                                 10              Singapore
                   Fisher Scientific Australia Pty. Limited                                    100              Australia
               Fisher Genetics Asia Pte Ltd                                                     90              Singapore
      Fisher Scientific Holding HK Limited                                                   99.99              Hong Kong
           Fisher Scientific [Hong Kong] Limited                                             99.99              Hong Kong
           Guangzhou Fisher Scientific Company Limited                                         100              P.R. China
      Fisher Scientific Worldwide Holdings C.V. (3)                                        76.2558              Netherlands
           Fisher Canada Holding ULC 1                                                         100              Nova Scotia
               Fisher Canada Holding ULC 2                                                     100              Nova Scotia
                   Fisher Canada Limited Partnership                                             1              New Brunswick
               Fisher Canada Limited Partnership                                                99              New Brunswick
                   Fisher Scientific Company                                                   100              Nova Scotia
                        Fisher Maybridge Holdings Limited                                      100              U. Kingdom
                            Maybridge Chemical Holdings Limited                                100              U. Kingdom
                                 Maybridge PLC                                                  99              U. Kingdom
                                 Maybridge Chemical Company Limited                            100              U. Kingdom
                                 Maybridge Trustees Limited                                    100              U. Kingdom
                        Fisher Scientific of the Netherlands B.V.                               23              Netherlands
                        Fisher (Barbados) Holding SRL (5)                                      100              Barbados
                        Fisher Scientific Luxembourg                                           100              Luxembourg

                      FISHER SCIENTIFIC INTERNATIONAL INC.
                            Worldwide Subsidiary List



                                                                                              Percentage        State/Country
Name                                                                                          Ownership         Incorporation
-----------------------------------------------------------------------------------------------------------------------------------
FISHER SCIENTIFIC WORLDWIDE INC.  [CONTINUED...]
      FISHER SCIENTIFIC WORLDWIDE HOLDINGS C.V. (3) [CONTINUED...]
           FISHER CANADA HOLDINGS ULC 1 [CONTINUED...]
               FISHER CANADA LIMITED PARTNERSHIP [CONTINUED...]
                   FISHER SCIENTIFIC COMPANY [CONTINUED...]

                        Fisher Canada Limited                                                  100              Ontario
                            FSL Holding L.L.C.                                                 100              Delaware
                                 Fisher Scientific of the Netherlands B.V.                      77              Netherlands
                                     Fisher Scientific B.V.                                    100              Netherlands
                                     Beijaert Holding B.V.                                     100              Netherlands
                                           Industrie en Handelsonderneming
                                                  Emergo B.V.                                  100              Netherlands
                                           Retsch B.V.                                         100              Netherlands
                        Fisher Clinical Services U.K. Limited                                  100              U. Kingdom
                        Fisher Scientific Europe Holdings B.V.                                 100              Netherlands
                            Fisher Clinical Services Holding GmbH                              100              Switzerland
                                 Fisher Clinical Services AG                                   100              Switzerland
                            Fisher Scientific The Hague II B.V.                                100              Netherlands
                                 Acros Organics B.V.B.A.                                      0.01              Belgium
                                     Ecochem N.V.                                             0.01              Belgium
                                 Fisher Chimica N.V.                                          0.01              Belgium
                                 Fisher Scientific Belgium Holding B.V.B.A.                   0.01              Belgium
                            Fisher Scientific The Hague I B.V.                                 100              Netherlands
                                 Fisher Bioblock Scientific S.A.S.                             100              France
                                     Avantec Sarl                                               89              France
                                     Fisher Bioblock Scientific SPRL                            99              Belgium
                                     Fisher Scientific AG                                    17.55              Switzerland
                                     Fisher Scientific S.A.S.                                   59              France
                                     Novodirect GmbH                                           100              Germany
                                     SCI Inno 92                                               100              France
                                     Societe pour l'Etude et la Realisation
                                         d'Installations Scientifiques
                                         et Industrielles S.A.S.                               100              France
                                               Fisher Bioblock Scientific SPRL                   1              Belgium
                                               Fisher Scientific S.A.S.                         41              France
                                 Fisher Scientific Belgium Holding B.V.B.A                   99.99              Belgium
                                     Fisher Chimica N.V.                                     99.99              Belgium
                                               Van Overbeek Chemie N.V.                       0.01              Belgium
                                     Fisher Scientific AG                                    82.45              Switzerland
                                     Acros Organics B.V.B.A.                                 99.99              Belgium
                                               Van Overbeek Chemie N.V.                      99.99              Belgium
                                                      Ecochem N.V.                           99.99              Belgium

                        Fisher Scientific U.K. Holding Company Limited                         100              U. Kingdom
                            Fisher Scientific Holding U.K., Limited                            100              U. Kingdom
                                 Fisher Scientific U.K., Limited                               100              U. Kingdom
                                 Orme Scientific Limited                                       100              U. Kingdom

                      FISHER SCIENTIFIC INTERNATIONAL INC.
                           Worldwide Subsidiary List


                                                                                              Percentage        State/Country
Name                                                                                          Ownership         Incorporation
-----------------------------------------------------------------------------------------------------------------------------------
FISHER SCIENTIFIC WORLDWIDE INC.  [CONTINUED...]

      Fisher Scientific Japan, Ltd.                                                             50              Japan
      Fisher Scientific Korea Ltd.                                                             100              Korea

      Fisher WWD Holding L.L.C.                                                                100              Delaware
           Fisher Scientific Worldwide Holdings C.V. (3)                                    0.0453              Netherlands

      Kyle Jordan Investments Inc.                                                             100              Delaware
           Pacific Rim Far East Industries, Inc.                                               100              Delaware
               Pacific Rim Investment, Inc.                                                    100              Delaware
                   General Scientific Company Sdn Bhd (4)                                       14              Malaysia

      Liberty Lane Investment Company                                                          100              Delaware